UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2004

GENENTECH, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9813 (Commission File Number)	94-2347624 (I.R.S. Employer Identification No.)

1 DNA Way
South San Francisco, California 94080-4990
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 225-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

     On October 4, 2004, Genentech, Inc. announced it received a subpoena from the U.S. Attorney’s Office for the Eastern District of Pennsylvania, requesting documents related to the promotion of Rituxan® (rituximab), a prescription treatment for relapsed or refractory, low-grade or follicular, CD20 positive, B-cell non-Hodgkin’s lymphoma. A copy of the press release containing the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release of Genentech, Inc. dated October 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2004	By:	/s/ STEPHEN G. JUELSGAARD
Stephen G. Juelsgaard
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Genentech, Inc. dated October 4, 2004.